EXHIBIT 32.1

Section 1350 Certification of Chief Executive Officer

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of PETCO Animal Supplies, Inc. (the “Company”) hereby certifies that:

(i) the accompanying Annual Report on Form 10-K of the Company for the fiscal year ended January 29, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: 28, June 2005
	By:	/s/ James M. Myers
	Name:	James M. Myers
	Title:	Chief Executive Officer

Section 1350 Certification of Chief Financial Officer

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of PETCO Animal Supplies, Inc. (the “Company”) hereby certifies that:

(i) the accompanying Annual Report on Form 10-K of the Company for the fiscal year ended January 29, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: 28, June 2005
	By:	/s/ Rodney Carter
	Name:	Rodney Carter
	Title:	Chief Financial Officer